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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549



                                    FORM 8-K
                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JANUARY 31, 1995


                            THE CIVISTA CORPORATION

             (Exact name of registrant as specified in its charter)




         OHIO                           0-17180             34-1574988
(State or other jurisdiction of       (Commission         (IRS employer
incorporation or organization)        file number)     identification number)


 100 CENTRAL PLAZA SOUTH          CANTON, OHIO  44702        (216) 456-7757
(Address of Principal                  (Zip Code)          (Telephone Number)
 Executive Offices)




                                    Copy to:

                             KEVIN C. O'NEIL, ESQ.
                               BROUSE & MCDOWELL
                            500 First National Tower
                            Akron, Ohio  44308-1471
                                 (216) 434-5207
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ITEM I.  CHANGES IN CONTROL OF REGISTRANT.

        On January 31, 1995, The CIVISTA Corporation ("CIVISTA") merged with and into FirstMerit Corporation (f/k/a First Bancorporation of Ohio) ("FMER"), pursuant to the Agreement of Affiliation and Plan of Merger between CIVISTA and FMER, dated August 10, 1994 ("Agreement"). Under the terms of the Agreement, FMER exchanged 1.723 shares of FMER common stock for each share of outstanding CIVISTA common stock. FMER is the surviving entity. The transaction was structured as a tax-free exchange of the securities and accounted for as a pooling of interests.

        Mr. Richard G. Gilbert, the former Chairman and Chief Executive Officer of The CIVISTA Corporation, is to be appointed to the Board of Directors of FMER.




                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                THE CIVISTA CORPORATION


Dated:  January 31, 1995                        By: /s/ Jack R. Gravo
                                                    ------------------------
                                                    Jack R. Gravo, President